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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                January 15, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                                   BUCA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                    0-25721                  41-1802364
------------------------    ------------------------     -------------------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


     1300 Nicollet Mall, Suite 5003
         Minneapolis, Minnesota                             55403
----------------------------------------       -----------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                        Telephone Number: (612) 288-2382
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

         On January 15, 2002, BUCA, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (c)  Exhibits
             --------

                99       Press Release dated January 15, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2002

                                        BUCA, INC.
                                        (Registrant)


                                        By        /s/ Greg A. Gadel
                                           ---------------------------------
                                           Greg A. Gadel
                                           Executive Vice President, Chief
                                           Financial Officer, Treasurer and
                                           Secretary



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